================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 PlanetRX.com
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            [LOGO OF PLANETRX.COM]

                              PLANETRX.COM, INC.
                       349 Oyster Point Blvd., Suite 201
                     South San Francisco, California 94080

                                                                 April 30, 2000

TO THE STOCKHOLDERS OF PLANETRX.COM, INC.

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of PlanetRx.com, Inc. (the "Company"), which will be held at The Embassy Suites Hotel, located at 250 Gateway Blvd., South San Francisco, California, on Wednesday, May 24, 2000, at 9:00 a.m. local time.

   Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

   It is important that your shares be represented and voted at the meeting. Your vote as a stockholder of PlanetRx.com is important. You may vote your shares by:

  . marking, signing, dating and returning the enclosed proxy card as promptly as possible in the postage prepaid envelope provided;

  . dialing the toll-free voting line at 1-877-PRX-VOTE (1-877-779-8683) and casting your vote in accordance with the instructions given to you on the telephone; or

  . casting your vote via the Internet at http//:www.eproxyvote.com in accordance with the instructions provided on the website.

   You may also vote in person at the Annual Meeting, even if you use any of the three options above. If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you will need to ask the broker, trust company, bank or other nominee that holds your shares to provide you with evidence of your share ownership on March 31, 2000 and bring that evidence to the Annual Meeting.

   On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of PlanetRx.com. We look forward to seeing you at the Annual Meeting.

                                     Sincerely,

                                     /s/ William J. Razzouk

                                     William J. Razzouk
                                     Chairman

                            [LOGO OF PLANETRX.COM]

                              PLANETRX.COM, INC.
                       349 Oyster Point Blvd., Suite 201
                     South San Francisco, California 94080

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held May 24, 2000

   The Annual Meeting of Stockholders (the "Annual Meeting") of PlanetRx.com, Inc. (the "Company") will be held at The Embassy Suites Hotel, located at 250 Gateway Blvd., South San Francisco, California, on Wednesday, May 24, 2000, at 9:00 a.m. local time for the following purposes:

  1. To elect all of the directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

  2. To ratify the appointment of PricewaterhouseCoopers LLP as PlanetRx.com's independent public accountants for the fiscal year ending December 31, 2000; and

  3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

   The foregoing items of business are more fully described in the attached Proxy Statement.

   Only stockholders of record at the close of business on March 31, 2000 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at PlanetRx.com's headquarters located at 349 Oyster Point Blvd., Suite 201, South San Francisco, California during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Steve Valenzuela

                                          Steve Valenzuela
                                          Secretary

South San Francisco, California
April 30, 2000


                                   IMPORTANT

 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE; OR VOTE TELEPHONICALLY OR VIA THE WEB, IN ACCORDANCE WITH THE INSTRUCTIONS ON YOUR PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                              PLANETRX.COM, INC.
                       349 Oyster Point Blvd., Suite 201
                     South San Francisco, California 94080

                               ----------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                            To be held May 24, 2000

   These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of PlanetRx.com, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Embassy Suites Hotel, located at 250 Gateway Blvd., South San Francisco, California, on Wednesday, May 24, 2000, at 9:00 a.m. local time, and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about April 30, 2000.

                              PURPOSE OF MEETING

   The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

   PlanetRx.com's Common Stock is the only type of security entitled to vote at the Annual Meeting. On March 31, 2000, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 52,060,269 shares of Common Stock outstanding. Each stockholder of record on March 31, 2000 is entitled to one vote for each share of Common Stock held by such stockholder on March 31, 2000. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

   PlanetRx.com's bylaws provide that the holders of fifty percent (50%) of PlanetRx.com's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

   Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

   Proposal 2. Ratification of the appointment of PricewaterhouseCoopers LLP as PlanetRx.com's independent public accountants for the fiscal year ending December 31, 2000 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

   Whether or not you are able to attend PlanetRx.com's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by PlanetRx.com's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of PlanetRx.com at PlanetRx.com's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

   PlanetRx.com will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, PlanetRx.com may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of PlanetRx.com. No additional compensation will be paid to these individuals for any such services.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   The bylaws of PlanetRx.com provide that the authorized number of directors of PlanetRx.com shall be set by resolution of the Board of Directors. The Board of Directors has adopted a resolution dated April 13, 2000 that sets the authorized number of directors of PlanetRx.com at seven (7). The directors who are being nominated for election to the Board of Directors (the "Nominees"), their ages as of December 31, 1999, their positions and offices held with PlanetRx.com and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The seven Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of PlanetRx.com.

                                                 Positions and Offices Held with
     Nominees                                Age PlanetRx.com
     --------                                --- -------------------------------
                                                 Director and Chief Executive
     Michael Beindorff......................  47 Officer
     David M. Beirne........................  36 Director
     Terrence C. Burke......................  58 Director
     Christos M. Cotsakos...................  51 Director
     Michael Moritz.........................  44 Director
     William J. Razzouk.....................  52 Chairman
     Barrett Toan...........................  52 Director

   Michael Beindorff has served as our Chief Executive Officer since April 2000 and our President since March 2000. From October 1999 to March 2000, Mr. Beindorff served as our Executive Vice President and Chief Operating Officer. From 1995 to October, 1999, Mr. Beindorff was with Visa International, where he served as president and chief "e" officer of eVisa, Visa's Internet and electronic commerce division as well as Visa USA's executive vice president of marketing and product management. Mr. Beindorff holds a BS degree from the University of Alabama and an MBA from Emory University.

   David Beirne has served as a director of PlanetRx.com since September 1998. He became a Managing Member of Benchmark Capital Management Co. II LLC, which is the General Partner of Benchmark Capital Partners II, L.P., a venture capital firm, in June 1997. Prior to joining Benchmark, Mr. Beirne founded Ramsey/Beirne Associates, an executive search firm, and served as its Chief Executive Officer from October 1987 to June 1997. Mr. Beirne is a director of 1-800-Flowers and Scient as well as several private companies. Mr. Beirne holds a B.A. in Management from Bryant College.

   Terrence C. Burke has served as a director of PlanetRx.com since October 1998. Currently retired, Mr. Burke was most recently Senior Executive Vice President of Metra Health Inc., a healthcare company, from January 1995 until October 1996. From October 1994 until January 1995, Mr. Burke was Senior Vice President for Travelers Health Plans. From September 1992 until October 1994, Mr. Burke served as Senior Vice President of Aetna Health Plans, Aetna Corporation. Mr. Burke currently serves as a member of the Board of Directors on several private companies. Mr. Burke holds a B.A. from the University of Washington.

   Christos M. Cotsakos has served as a director of PlanetRx.com, Inc. since October 1998. Mr. Cotsakos is Chairman, Chief Executive Officer, and a Director of E*TRADE Group, Inc. He joined E*TRADE in March 1996 as President and Chief Executive Officer. From March 1992 to January 1996, he served as President, Chief Operating Officer, Co-Chief Executive Officer, and a Director of AC Nielsen Inc. From December 1973 to March 1992, he held a number of senior executive positions at FedEx Corporation. Mr. Cotsakos serves on the Board of Directors of Critical Path, Digital Island, Fox Entertainment Group and National Processing, as well as several private companies. Mr. Cotsakos holds a B.A. from William Paterson College, an M.B.A. from Pepperdine University, and is currently a fifth year Ph.D. candidate in economics at the University of London.

   Michael Moritz has served as a director of PlanetRx.com, Inc. since September 1998. He has been a general partner of Sequoia Capital, a venture capital firm, since 1986. Mr. Moritz serves as a director of Yahoo!, eToys, and Flextronics International, as well as several private companies. Mr. Moritz holds an M.A. from Oxford University and an M.B.A. from the Wharton School at the University of Pennsylvania.

   William J. Razzouk has served as our Chairman since September 1998. From September 1998 to April 2000, Mr. Razzouk also served as our Chief Executive Officer. From August 1997 to May 1998, Mr. Razzouk was President and Chief Operating Officer of Storage USA, a real estate investment trust. Mr. Razzouk was a consultant to Advanta Corporation from October 1996 to April 1997. From February 1996 to June 1996, Mr. Razzouk served as President and Chief Operating Officer of America Online, Inc. From August 1983 to February 1996, Mr. Razzouk worked at FedEx Corporation most recently as Executive Vice President of Worldwide Customer Operations. Mr. Razzouk serves as a Director of Fritz Companies, Inc. and Waste Connections, Inc. Mr. Razzouk received a B.A. in Journalism and Marketing from the University of Georgia.

   Barrett Toan has served as a director of PlanetRx.com, Inc. since October 1999. He was elected Chief Executive Officer of Express Scripts, Inc. in March 1992, and President and Director in October 1990. Mr. Toan has been an executive employee of Express Scripts, Inc. since May 1989. Mr. Toan received a B.A. from Kenyon College and an M.B.A. from the Wharton School at the University of Pennsylvania.

Board of Directors Meetings and Committees

   During the fiscal year ended December 31, 1999, the Board of Directors held seven (7) meetings and acted by written consent in lieu of a meeting on nine
(9) occasions. For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has two (2) standing committees: the Audit Committee and the Compensation Committee.

   During the fiscal year ended December 31, 1999, the Audit Committee of the Board of Directors did not hold any meetings and did not act by written consent in lieu of a meeting on any occasions. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of PlanetRx.com's accountants, the scope of the annual audits, fees to be paid to PlanetRx.com's accountants, the performance of PlanetRx.com's accountants and the accounting practices of PlanetRx.com. The members of the Audit Committee are Messrs. Burke and Moritz.

   During the fiscal year ended December 31, 1999, the Compensation Committee of the Board of Directors held one (1) meeting and did not act by written consent in lieu of a meeting on any occasions. The Compensation Committee reviews the performance of the executive officers of PlanetRx.com, establishes compensation programs for the officers, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the 1999 Equity Incentive Plan. The members of the Compensation Committee are Messrs. Beirne, Cotsakos and Moritz.

Director Compensation

   Except for grants of stock options and the reimbursement of expenses incurred in connection with attendance of Board or committee meetings, directors of PlanetRx.com generally do not receive compensation for services provided as a director. PlanetRx.com also does not pay compensation for committee participation or special assignments of the Board of Directors.

   Non-employee Board members are eligible for option grants pursuant to the provisions of the 1999 Director Stock Option Plan. Under the 1999 Director Stock Option Plan, each individual who first becomes a non-employee Board member after the date of PlanetRx.com's initial public offering will be granted an option ("Initial Option") to purchase 25,000 shares of Common Stock on the date such individual joins the Board, provided such individual has not been in the prior employ of PlanetRx.com. Each Initial Option vests over four years, with 25% of the option shares vesting upon the completion of 12 months of service and the balance of the option shares vesting in equal monthly installments upon the completion of each of the next 36 months of service. In addition, at each Annual Meeting of Stockholders, beginning in 2000, each individual who will continue to be a director after such Annual Meeting will receive an additional option ("Annual Option") to purchase 10,000 shares of Common Stock. Each director who received an Initial Option under the 1999 Director Stock Option Plan will not receive the Annual Option in the same calendar year. The Annual Option will vest monthly over the one-year period after the option grant date. The exercise price for each option grant will be equal to the fair market value per share of Common Stock on the option grant date. Upon his appointment to the Board, Barrett Toan declined his Initial Option grant.

   Directors are eligible to receive options and be issued shares of Common Stock directly under the 1999 Equity Incentive Plan and directors who are also employees of PlanetRx.com are also eligible to participate in PlanetRx.com's Employee Stock Purchase Plan.

Recommendation of the Board of Directors

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

                                PROPOSAL NO. 2

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

   PlanetRx.com is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP as PlanetRx.com's independent public accountants for the fiscal year ending December 31, 2000. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP.

   In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in PlanetRx.com's and its stockholders' best interests.

   PricewaterhouseCoopers LLP has audited PlanetRx.com's financial statements since 1999. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS PLANETRX.COM'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the beneficial ownership of PlanetRx.com's Common Stock as of January 31, 2000 for:

  . each person who is known by us to beneficially own more than 5% of our Common Stock;

  .  each of our Named Executive Officers;

  .  each of our directors; and

  .  all of our directors and executive officers as a group.

   Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. The percentage of beneficial ownership for the following table is based on 52,076,039 shares of Common Stock outstanding as of January 31, 2000 assuming the exercise of all outstanding warrants and similar purchase rights. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common Stock subject to options currently exercisable within 60 days of January 31, 2000 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except where indicated, and subject to community property laws where applicable, the persons in the table below have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.

                                        Number of Shares  Percentage of Shares
Name of Beneficial Owner(1)            Beneficially Owned  Beneficially Owned
---------------------------            ------------------ --------------------
Executive Officers and Directors
William J. Razzouk(2).................      2,034,000              3.9%
Michael Beindorff(3)..................      1,025,000              1.9
Steve Valenzuela(4)...................        475,000                *
James Chong(5)........................        550,000              1.1
Allan Goldman(6)......................        275,000                *
John McAlpin(7).......................        350,000                *
David M. Beirne(8)....................      5,384,989             10.3
Terrence C. Burke.....................        200,000                *
Christos M. Cotsakos(9)...............        848,194              1.6
Michael Moritz(10)....................      5,334,989             10.2
Barrett Toan(11)......................     10,369,990             19.9

Other 5% Stockholders
Entities affiliated with Benchmark
 Capital(12)..........................      5,334,989             10.2
 2480 Sand Hill Road, Suite 200
 Menlo Park, California 94025
Entities affiliated with Sequoia
 Capital(13)..........................      5,334,989             10.2
 3000 Sand Hill Road Building 4, Suite
 280
 Menlo Park, CA 94025
Markas Holding B.V....................      2,825,878              5.4
 Locatellikade, 1
 Parnassustoren
 1076 AZ Amsterdam
 The Netherlands
Express Scripts, Inc..................     10,369,990             19.9
 13900 Riverport Drive
 St. Louis, Missouri 63043
All executive officers and directors
 as a group (14 persons)(14)..........     29,210,297             53.8%

--------
*    Represents beneficial ownership of less than 1%.

 (1) Unless otherwise indicated, the address of each of the individuals listed in the table is c/o PlanetRx.com, Inc., 349 Oyster Point Road, Suite 201, South San Francisco, California 94080.

 (2) Includes options immediately exercisable for 300,000 shares.

 (3) Includes options immediately exercisable for 1,000,000 shares.

 (4) Includes options immediately exercisable for 75,000 shares.

 (5) Includes options immediately exercisable for 215,000 shares.

 (6) Includes options immediately exercisable for 275,000 shares.

 (7) Includes options immediately exercisable for 150,000 shares.

 (8) Includes 50,000 shares held by Ramsey/Beirne Associates and 5,334,989 shares held by Benchmark Capital Partners II, L.P. as nominee for Benchmark Capital Partners II, L.P., Benchmark Founders' Fund II, L.P., Benchmark Founders' Fund II-A, L.P. and Benchmark Members' Fund II, L.P. Mr. Beirne serves as chairman of Ramsey/Beirne Associates, is a managing member of Benchmark Capital Management Co. II, LLC, the general partner of Benchmark Capital Partners II, L.P., Benchmark Founders' Fund II, L.P., Benchmark Founders' Fund II-A, L.P. and Benchmark Members' Fund II, L.P. and is a director of PlanetRx.com. He disclaims beneficial ownership of the shares held by Ramsey/Beirne Associates and the Benchmark funds, except to the extent of his pecuniary interest therein.

 (9) Includes 208,628 shares held by the Cotsakos Revocable Trust u/a/d 9/3/87 and 10,463 shares held by Christos M. Cotsakos C/F Suzanne R. Cotsakos CA UTMA, as well as 629,092 shares held by the E*TRADE Group, Inc. Mr. Cotsakos is chairman and chief executive officer of the E*TRADE Group, Inc. and a director of PlanetRx.com. He disclaims beneficial ownership of the shares held by E*TRADE Group, Inc.

(10) Includes:
     .  4,835,101 shares held by Sequoia Capital VIII;
     .  61,352 shares held by Sequoia International Technology Partners
        VIII;
     .  320,099 shares held by Sequoia International Technology Partners
        VIII (Q);
     .  106,698 shares held by CMS Partners, LLC; and
     .  11,737 shares held by Sequoia 1997.
   Mr. Moritz is a general partner of Sequoia Capital and a director of PlanetRx.com. He disclaims beneficial ownership of the shares held by the entities except to the extent of his proportionate interest therein.

(11) Consists of 10,369,990 shares beneficially owned by Express Scripts, Inc. Mr. Toan is Chief Executive Officer of Express Scripts and a director of PlanetRx.com. He disclaims beneficial ownership of the shares held by Express Scripts.

(12) Consists of 5,334,989 shares held by Benchmark Capital Partners II, L.P.

(13) Consists of: 4,835,101 shares held by Sequoia Capital VIII;
     .  4,835,101 shares held by Sequoia Capital VIII;
     .  61,352 shares held by Sequoia International Technology Partners
        VIII;
     .  320,099 shares held by Sequoia International Technology Partners
        VIII (Q);
     .  106,698 shares held by CMS Partners, LLC; and
     .  11,737 shares held by Sequoia 1997.

(14) Includes options immediately exercisable for 2,190,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

   The members of the Board of Directors, the executive officers of PlanetRx.com and persons who hold more than 10% of PlanetRx.com's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of PlanetRx.com's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that PlanetRx.com received from such persons for their 1999 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1999 fiscal year, PlanetRx.com believes that all reporting requirements under
Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

                              Executive Officers

Name                      Age Position Held as of December 31, 1999
----                      --- -------------------------------------
William J. Razzouk......   52 Chairman and Chief Executive Officer
Michael Beindorff.......   47 Executive Vice President and Chief Operating Officer
Steve Valenzuela........   42 Vice President of Finance, Chief Financial Officer and Secretary
James Chong.............   42 Chief Technology Officer
Allan Goldman...........   45 Vice President of Merchandising
John McAlpin............   41 Vice President of Distribution Services
Matthew Naythons, M.D...   53 Vice President of Editorial and Publisher
Stephanie Schear-
 Tilenius...............   32 Vice President of Business Development and Sales

   William J. Razzouk--See "Proposal Number 1--Election of Directors."

   Michael Beindorff--See "Proposal Number 1--Election of Directors."

   Steve Valenzuela has served as our Vice President of Finance and Chief Financial Officer since March 1999 and was appointed Secretary in July 1999. From August 1998 to April 1999, Mr. Valenzuela served as Vice President of Finance and Chief Financial Officer at MSN-LinkExchange, an Internet company, where he negotiated the sale of the company to Microsoft in November 1998. From December 1993 to June 1998, Mr. Valenzuela was employed by Coherent, Inc., a designer and manufacturer of laser products, most recently as Vice President of Finance. From May 1987 to December 1993, Mr. Valenzuela worked at Tandem Computers, Inc., a computer hardware and software company, most recently as Controller. Mr. Valenzuela received a B.S. in Accounting from San Jose State University and an M.B.A. from Santa Clara University.

   James Chong has served as our Chief Technology Officer since January 1999. From January 1988 to January 1999, Mr. Chong had various positions at Charles Schwab and Co., a financial services company, most recently as Vice President, Architecture and Planning. Mr. Chong studied Electrical Engineering at the University of Southern California.

   Allan Goldman has served as our Vice President of Merchandising since December 1998. From March 1995 to July 1998, Mr. Goldman served as Senior Vice President of Marketing and Merchandising for The Cosmetic Center, a retail cosmetic company. From June 1988 to February 1995, Mr. Goldman served as Vice President of Merchandising for Rite Aid 48 Corporation. Mr. Goldman holds a B.S. in Health Science from James Madison University.

   John McAlpin has served as our Vice President of Distribution Services since September 1998, and is responsible for managing the distribution center located in Memphis, Tennessee, as well as our customer service operations. From May 1997 to May 1998, Mr. McAlpin was Vice President of Technical Operations at Skywire,

Inc., a networking company. From May 1996 to May 1997, Mr. McAlpin served as a Vice President at First Union Corporation. From September 1989 to May 1996, Mr. McAlpin was a Managing Director of FedEx Corporation's Logistics Services Division. Mr. McAlpin holds a B.S. in Mechanical Engineering from the University of Memphis.

   Matthew Naythons, M.D. has served as our Vice President of Editorial and Publisher since January 1999. Dr. Naythons is the founder of Epicenter Communications (1991), and its two online health subsidiaries, NetHealth and NetMed (1996). After receiving his M.D. in 1972, Dr. Naythons served as an emergency room physician in California. He also was a photojournalist for Time, Newsweek, and National Geographic. Dr. Naythons holds a B.S. from Muhlenberg College and an M.D. from Hahnemann University.

   Stephanie Schear Tilenius, a founder of PlanetRx.com, has served as our Vice President of Business Development and Sales since September 1998. From June 1997 to September 1998, Ms. Schear was a Manager at Intel Corporation, where she managed the eCommerce and Healthcare venture investments for Intel's Corporate Business Development Group. From September 1995 to May 1997, Ms. Schear was at Firefly, an Internet company, most recently as Vice President of Business Development. From September 1991 to July 1994, Ms. Schear was an Associate at Alex. Brown & Sons. Ms. Schear received a B.A. in Economics and an M.A. in Economics from Brandeis University and an M.B.A. from the Harvard Business School.

Compensation Committee Report

   The Compensation Committee of PlanetRx.com's Board of Directors (the "Compensation Committee" or the "Committee") has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer ("CEO") and certain other executive officers of PlanetRx.com and to administer PlanetRx.com's 1999 Equity Incentive Plan and Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus programs to be in effect for the CEO and certain other executive officers. The Committee is composed of non-employee directors and meets on a scheduled basis to evaluate the effectiveness of the compensation program in linking Company performance and executive pay. Additionally, the Committee is routinely consulted to approve the compensation package of a newly hired executive or of an executive whose scope of responsibility has changed significantly.

   For the fiscal year ended December 31, 1999, the process utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the CEO with respect to the compensation of PlanetRx.com's key executive officers. However, the Committee made the final compensation decisions concerning such officers.

   General Compensation Policy. The objective of PlanetRx.com's executive compensation program is to align executive compensation with PlanetRx.com's long and short-term business objectives and performance. Additionally, it is imperative that executive compensation enables PlanetRx.com to attract, retain, and motivate qualified executives who are able to contribute to the long-term success of PlanetRx.com. The following specific strategies are utilized to guide PlanetRx.com's executive compensation decisions:

  . Risk and Reward. A significant portion of an executive's compensation should be tied to their performance and contributions to the success of PlanetRx.com.

  . Pay for Performance. If an executive performs at a higher level, then the executive should be rewarded with a higher level of compensation. Similarly, if performance is below minimum expectations, then there should be a lower level of compensation or there may be no variable compensation.

  . Compensate Competitively. PlanetRx.com compares its compensation programs to those of other companies of comparable size and in similar industries and establishes compensation programs that are substantially at market.

   During 1999, PlanetRx.com's executive compensation program included these key elements:

  . Base Salary. PlanetRx.com establishes the base salaries of its executives based on competitive market practices derived from comparisons with companies of similar size and in similar industries. Additionally, each executive's base pay is positioned relative to the total compensation package, including cash incentives and equity-based incentives.

  . Bonus. PlanetRx.com establishes bonus programs for its executives in conjunction with individual performance objectives as well as company milestones.

  . Equity-Based Incentives. Messrs. Razzouk, Valenzuela, Chong, Goldman and McAlpin each received stock option grants in 1999 either as a component of their initial compensation agreement or for individual performance achievements. Stock options are designed to align the interests of each executive with those of the stockholders. Each year, the Committee considers the grant to executives of stock option awards. The Committee believes that stock options provide added incentive for executives to influence the strategic direction of PlanetRx.com and to create and grow value for customers, stockholders and employees. Options are generally granted at fair market value and typically have four-year vesting periods, contingent upon the executives' continued employment with PlanetRx.com. The number of stock option shares that are granted to individual executives is based on demonstrated performance and independent survey data reflecting competitive market practice.

   CEO Compensation. The annual base salary for Mr. Razzouk, PlanetRx.com's Chief Executive Officer, remained unchanged from 1998. On August 17, 1999, Mr. Razzouk received a stock option grant for 300,000 shares at an exercise price of $5.50 per share, the fair market value at the time of grant. The stock option grant was a result of individual performance achievement.

   The bonus paid to the Chief Executive Officer for the fiscal year was based on guarantees in his employment agreement.

   Tax Limitation. Under the Federal tax laws, a publicly-held company such as PlanetRx.com will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders were asked to approve a limitation under PlanetRx.com's 1999 Equity Incentive Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he exercises an outstanding option under the 1999 Equity Incentive Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to PlanetRx.com's executive officers for the fiscal year ended December 31, 1999 will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of all other compensation payable to PlanetRx.com's executive officers to the $1 million cap.

                                          Compensation Committee
                                          David M. Beirne
                                          Christos M. Cotsakos
                                          Michael Moritz

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of PlanetRx.com's Board of Directors was formed in July of 1999, and the members of the Compensation Committee are Messrs. Beirne, Cotsakos and Moritz. None of these individuals was at any time during fiscal 1999, or at any other time, an officer or employee of PlanetRx.com. No executive officer of PlanetRx.com serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of PlanetRx.com's Board of Directors or Compensation Committee.

Executive Compensation

   The following Summary Compensation Table sets forth the compensation earned by PlanetRx.com's Chief Executive Officer and the four other most highly compensated executive officers who were serving as such as of December 31, 1999 (collectively, the "Named Officers"), each of whose aggregate compensation for fiscal 1999 exceeded $100,000 for services rendered in all capacities to PlanetRx.com and its subsidiaries for that fiscal year.

                          Summary Compensation Table

                                                         Long-Term
                                Annual Compensation     Compensation
                                -------------------- ------------------
                                                       Awards Number
Name and Principal       Fiscal                        of Securities       All Other
Position                  Year  Salary ($) Bonus ($) Underlying Options Compensation($)
------------------       ------ ---------- --------- ------------------ ---------------
William J. Razzouk......  1999   $160,000  $160,000        300,000          $22,000(1)
 Chief Executive Officer  1998     54,545    47,879      1,809,000              --
 and Chairman(2)

Steve Valenzuela........  1999    129,583       --         475,000              --
 Vice President of        1998        --        --             --               --
 Finance, Chief
 Financial Officer and
 Secretary(3)

James Chong.............  1999    175,000   100,000        550,000              --
 Chief Technology         1998        --        --             --               --
 Officer(4)

Allan Goldman...........  1999    150,000       --         175,000              --
 Vice President of        1998      4,688       --         100,000              --
 Merchandising(5)

John McAlpin............  1999    130,000       --         150,000              --
 Vice President of        1998     33,750       --         200,000              --
 Distribution
 Services(6)

--------
(1) Relocation expenses.
(2) Mr. Razzouk served as the Company's Chief Executive Officer from September 1998 to April 2000.
(3) Mr. Valenzuela has served as the Company's Vice President of Finance and Chief Financial Officer since March 1999 and was appointed Secretary in July 1999.
(4) Mr. Chong has served as the Company's Chief Technology Officer since January 1999.
(5) Mr. Goldman has served as the Company's Vice President of Merchandising since December 1998.
(6) Mr. McAlpin has served as the Company's Vice President of Distribution Services since September 1998.

Option Grants in Last Fiscal Year

   The following table contains information concerning the stock option grants made to each of the Named Officers for the fiscal year ended December 31, 1999. No stock appreciation rights were granted during such year.

                                      Individual Grants(1)
                         ------------------------------------------------
                                                                          Potential Realizable
                                                                            Value at Assumed
                         Number of      % of Total                        Annual Rates of Stock
                         Securities      Options                           Price Appreciation
                         Underlying     Granted to   Exercise              for Option Term(3)
                          Options      Employees in  Price Per Expiration ---------------------
Name                      Granted     Fiscal Year(2) Share ($)    Date      5% ($)    10% ($)
----                     ----------   -------------- --------- ---------- ---------- ----------
William J. Razzouk......  300,000         4.35%        $5.50   8/16/2009  $1,037,676 $2,629,675

Steve Valenzuela........  400,000(4)      5.80%         0.50   3/30/2009     125,779    318,748
                           75,000         1.09%         5.50   8/16/2009     259,419    657,419

James Chong.............  335,000         4.86%         0.05   1/03/2009      10,534     26,695
                           65,000(5)      0.94%         2.00   6/09/2009      81,756    207,187
                          150,000         2.18%         5.50   8/16/2009     518,838  1,314,838

Allan Goldman...........   50,000         0.73%         0.50   4/13/2009      15,722     39,844
                           75,000(5)      1.09%         2.00   6/09/2009      94,334    239,061
                           50,000         0.73%         5.50   8/16/2009     172,946    438,279

John L. McAlpin.........  100,000(5)      1.45%         2.00   6/09/2009     125,779    318,748
                           50,000         0.73%         5.50   8/16/2009     172,946    438,279

--------
(1) The options disclosed in the table were granted in 1999 under the Company's 1998 Stock Plan. The exercise price for each option may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. PlanetRx.com may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise. The plan administrator has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination in the event of the optionee's cessation of service with PlanetRx.com. Except as otherwise noted, the options listed in the table become exercisable and vested for 25% of the shares after one year of service from the designated vesting start date and for the balance of the shares in a series of 36 equal monthly installments from the first anniversary of the designated vesting start date. Under each of the options, the option shares will vest upon an acquisition of PlanetRx.com by merger or asset sale, unless the acquiring company assumes the options. Each option shall fully vest if the Company is subject to a change in control before the optionee terminates service and the Company's repurchase right is not assigned to the entity that employs the optionee immediately after the change in control.
(2) Based on an aggregate of 6,896,380 options granted in the fiscal year.
(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of PlanetRx.com's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.
(4) This option becomes exercisable and vested in a series of 48 equal monthly installments from the designated vesting start date.
(5) This option becomes exercisable and vested for 100% of the shares after five years of service from the designated vesting start date.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

   The following table sets forth information concerning option exercises in fiscal year 1999 and option holdings as of December 31, 1999 with respect to each of the Named Officers. No stock appreciation rights were outstanding at the end of that year and none was exercised during fiscal year 1999 by the Named Officers.

                                                                                    Value of
                                                              Number of            Unexercised
                                                        Securities Underlying     in-the-Money
                                     Value Realized ($)  Unexercised Options         Options
                           Shares      (Market Price        at FY-End(1)        at FY-End ($)(2)
                          Acquired    at Exercise Less  ----------------------  -----------------
Name                     on Exercise  Exercise Price)    Vested     Unvested    Vested  Unvested
----                     ----------- ------------------ ---------- -----------  ------- ---------
William J. Razzouk......         0            0                  0     300,000        0 2,700,000
Steve Valenzuela........   400,000            0                  0      75,000        0   675,000
James Chong.............   335,000            0                  0     215,000        0 2,162,500
Allan Goldman...........         0            0             25,000     250,000  361,250 3,171,250
John L. McAlpin.........   200,000            0                  0     150,000        0 1,700,000

--------
(1) The options are immediately exercisable, but any shares purchased under those options will be subject to repurchase by the Company at the original exercise price paid per share, if the optionee ceases service with the Company before vesting in such shares. The heading "Vested" refers to shares that are no longer subject to repurchase; the heading "Unvested" refers to shares subject to repurchase as of December 31, 1999.
(2) Based on the fair market value of PlanetRx.com's Common Stock at December 31, 1999 ($14.50) per share less the exercise price payable for such shares.

Employment Contracts and Change in Control Arrangements

   All options and other awards granted under the Company's 1998 Stock Plan and 1999 Equity Incentive Plan, including options granted to the Company's executive officers, will become fully vested if a change in control of PlanetRx.com occurs, unless the options or awards are assumed by the surviving corporation or its parent or if the surviving corporation or its parent substitutes comparable options or awards for options or awards granted under the Company's plan. Also, under the 1999 Equity Incentive Plan, if an optionee is involuntarily terminated within 12 months following a change in control, the vesting of his or her option or restricted stock award will fully accelerate.

   In November 1998, PlanetRx.com entered into an employment agreement with William J. Razzouk, the Company's Chairman and Chief Executive Officer. Mr. Razzouk was granted an option to purchase 1,809,000 shares of Common Stock. One third of the option was immediately vested and the balance of which vests over 48 months. Upon a change in control, if Mr. Razzouk is not employed by the acquiring company in substantially the same position and job title, Mr. Razzouk would be entitled to a cash payment equal to his base salary plus his most recently paid bonus and his options would become fully vested. In 1999, Mr. Razzouk exercised this option. None of the Company's other executive officers have employment agreements with PlanetRx.com, and they may resign and their employment may be terminated at any time.

   If Mr. Valenzuela is not retained by the successor corporation in a change in control in substantially the same position, with substantially the same job responsibilities, title, and location, as determined by the Board of Directors, then all of his remaining unvested option shares shall become vested.

   If Mr. Chong is not retained by the successor corporation in a change in control in substantially the same position, with substantially the same job responsibilities, title, and location, as determined by the Board of Directors, then all of his remaining unvested option shares shall become vested.

                            STOCK PERFORMANCE GRAPH

   The graph set forth below compares the cumulative total stockholder return on PlanetRx.com's Common Stock between October 7, 1999 (the date PlanetRx.com's Common Stock commenced public trading) and December 31, 1999 with the cumulative total return of (i) the Nasdaq Composite Index and (ii) the Morgan Stanley High Tech 35 Index, over the same period. This graph assumes the investment of $100.00 on October 7, 1999 in PlanetRx.com's Common Stock, the Nasdaq Composite Index and the Morgan Stanley High Tech 35 Index, and assumes the reinvestment of dividends, if any.

   The comparisons shown in the graph below are based upon historical data. PlanetRx.com cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of PlanetRx.com's Common Stock. Information used in the graph was obtained from www.nasdaq.com, a source believed to be reliable, but PlanetRx.com is not responsible for any errors or omissions in such information.

                     Comparison of Cumulative Total Return
             Among PlanetRx.com, Inc., the Nasdaq Composite Index
                   and the Morgan Stanely High Tech 35 Index

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                            S&P
Measurement Period           PLANETRX.COM      S&P          FINANCIAL
(Fiscal Year Covered)        INDEX             500 INDEX    INDEX
---------------------        ---------------   ---------    ----------
Measurement Pt-10/07/1999    $100.00           $100.00      $100.00
FYE 10/15/1999               $ 85.82           $95.50       $ 94.65
FYE 10/29/1999               $ 90.38           $103.70      $102.55
FYE 11/15/1999               $ 72.84           $112.54      $114.47
FYE 11/30/1999               $ 76.44           $116.62      $120.16
FYE 12/16/1999               $ 62.98           $126.61      $132.39
FYE 12/31/1999               $ 55.77           $142.25      $144.12

                                                                10/7/99 12/31/99
                                                                ------- --------
       PlanetRx.com, Inc....................................... $100.00 $ 55.77
       Nasdaq Composite Index.................................. $100.00 $142.25
       Morgan Stanley High Tech 35 Index....................... $100.00 $144.12

   PlanetRx.com effected its initial public offering of Common Stock on October 7, 1999 at a price of $16.00 per share. The graph above, however, commences with the closing price of $26.00 per share on October 7, 1999--the date PlanetRx.com's Common Stock commenced public trading.

   Notwithstanding anything to the contrary set forth in any of PlanetRx.com's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by PlanetRx.com under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by PlanetRx.com under those statutes.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   PlanetRx.com's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

   PlanetRx.com's bylaws provide that PlanetRx.com shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. PlanetRx.com has also entered into indemnification agreements with its officers and directors containing provisions that may require PlanetRx.com, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

                                   FORM 10-K

   PLANETRX.COM WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF PLANETRX.COM'S FORM 10-K REPORT FOR FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO PLANETRX.COM, INC., 349 OYSTER POINT BLVD., SUITE 201, SOUTH SAN FRANCISCO, CALIFORNIA 94080, ATTN: INVESTOR RELATIONS.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

   Stockholder proposals intended to be presented at the 2001 Annual Meeting must be received by PlanetRx.com at its offices at 349 Oyster Point Blvd., Suite 201, South San Francisco, California 94080, Attn: Investor Relations, not later than December 8, 2000 and satisfy the conditions established by the Securities and Exchange Commission for holder proposals to be included in PlanetRx.com's proxy statement for that meeting. Pursuant to new amendments to Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, a stockholder proposal intended to be presented at the 2001 Annual Meeting must be received by PlanetRx.com at its offices at 349 Oyster Point Blvd., Suite 201, South San Francisco, California 94080, Attn: Investor Relations, not later than December 8, 2000 in order for proxy holders to be allowed to use their discretionary voting authority to vote on such proposal when the proposal is raised at the 2001 Annual Meeting, even through there is no discussion of such proposal in PlanetRx.com's proxy statement for that meeting.

                                 OTHER MATTERS

   The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Steve Valenzuela

                                          Steve Valenzuela
                                          Secretary

South San Francisco, California
April 30, 2000

   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

   THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

PROXY                          PLANETRX.COM, INC.                          PROXY
        349 Oyster Point Blvd., Suite 201, South San Francisco, CA 94080

         This Proxy is Solicited on Behalf of the Board of Directors
                            of PlanetRx.com, Inc.
         for the Annual Meeting of Stockholders to be held May 24, 2000

        The undersigned holder of common stock, par value $.001, of PlanetRx.com, Inc. (the "Company") hereby appoints Michael Beindorff and Steve Valenzuela, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all common stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 24, 2000 at 9:00 a.m. local time, at The Embassy Suites Hotel, located at 250 Gateway Blvd., South San Francisco, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

        This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSAL 2.

        PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                   (Reverse)
                               PLANETRX.COM, INC.

            Please mark votes
        [X] as in this example

1. To elect the following directors to serve for a term ending upon the 2001 Annual Meeting of Stockholders or until their successors are elected and qualified:

Nominees: Michael Beindorff, David Beirne, Terence C. Burke, Christos Cotsakos, Michael Moritz, William J. Razzouk and Barrett Toan

     FOR  WITHHELD  For all nominees, except for
                    nominees written below.
     [_]    [_]     [_]
                    _______________________
                    Nominee exception(s).

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

                     FOR   AGAINST  ABSTAIN
                     [_]     [_]      [_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature:____________ Signature (if held jointly):___________ Date:______, 2000

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.